UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  August 16, 2010

BROADCAST INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

UTAH	0-13316	87-0395567
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7050 UNION PARK AVENUE, SUITE 600 SALT LAKE CITY, UTAH	84047
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (801) 562-2252

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BROADCAST INTERNATIONAL, INC.

FORM 8-K

ITEM 3.02

Unregistered Sales of Equity Securities

On August 16, 2010 we issued 908,358 shares of our common stock and accompanying warrants to acquire up to 908,358 additional shares of our common stock to three investors in consideration of conversion of $908,358 of principal and accrued interest of their convertible promissory notes and cancellation of the 900,000 warrants initially issued with the notes.  The principal and interest of the notes were converted at a conversion price of $1.00 per share. The warrants are exercisable at $1.50 per share for a period of three years from the date of issuance. We used the proceeds of the convertible notes for general working capital purposes.  The investors are accredited investors and fully informed regarding the investment. In the transaction, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

On August 16, 2010 we issued 51,150 shares of our common stock to a member of our Board of Directors with accompanying warrants to acquire up to 51,150 shares of our common stock in satisfaction of $51,150 of principal and accrued interest due on the principal loaned to us.  The principal and interest of the note was satisfied at the rate of $1.00 per share.  The warrants are exercisable at $1.50 per share for a period of three years from the date of issuance.  We used the principal of the loan for general working capital purposes.  The director is an accredited investor and fully informed regarding the investment.  In the transaction, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

On August 16, 2010, we issued 1,050,000 shares of our common stock with accompanying warrants to acquire up to an additional 1,050,000 shares of our common stock to four investors in consideration of the payment of $1,050,000.  The investors were accredited investors and were fully informed regarding the investment.  We will use the proceeds from the sale of our shares for general working capital purposes.  In the transaction, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

All investors in the transactions described above were accredited investors and were fully informed regarding their investment.  In the transactions, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

ITEM 9.01.

Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 17, 2010.

BROADCAST INTERNATIONAL, INC.

a Utah corporation

By:

  /s/ Rodney M. Tiede

Name:

Rodney M. Tiede

Title:

President and Chief Executive Officer

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